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                                                                 Exhibit 10.4(a)



                              AMENDED AND RESTATED
                      RITTENHOUSE FINANCIAL SERVICES, INC.
                        1997 EQUITY INCENTIVE AWARD PLAN


         Rittenhouse Financial Services, Inc. hereby establishes the Rittenhouse Financial Services, Inc. 1997 Equity Incentive Award Plan for the benefit of its eligible Participants (as hereinafter defined) for the purposes hereinafter set forth.


I.  DEFINITIONS

         (a) "Affiliate" shall mean, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such first person.

         (b) "Award" shall mean an award of Non-Qualified Stock Options.

         (c) "Beneficiary" shall mean (i) in the event of the Disability or incompetence of a Participant, the person or persons who shall have acquired on behalf of such Participant by legal proceeding or otherwise the right to receive the benefits specified under this Plan, or (ii) in the event of a Participant's death, the person, persons, trust or trusts which have been designated by such Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         (d) "Board of Directors" shall mean the Board of Directors of the Company.

         (e) "Cause" shall have the meaning specified by the Committee in connection with the grant of any Award; provided, that if the Committee does not so specify, "Cause" shall mean (i) the willful engaging by the Participant in conduct which the Participant knows, or has substantial reason to believe, is illegal to the extent of a felony violation (or the equivalent seriousness under laws other than those of the United States) and which has effects on the Company or the Participant materially injurious to the Company; (ii) any act or acts of serious dishonesty or gross misconduct which result in material damage to the Company or its business or reputation or which the Board of Directors reasonably determines do materially and adversely affect the value, reliability or performance of the Participant to the Company; (iii) the willful and continued failure by the Participant to perform his or her duties to the Company (which may include any sustained and unexcused absence of the Participant from the performance of such duties, which absence has not been certified in writing as due to physical or mental illness or Disability), after a written demand for performance has been delivered to the Participant by the Board of Directors identifying the manner in which the Participant has failed to substantially perform his or her duties. For purposes of the proviso of the preceding sentence: (i) no act or failure to act on the Participant's part shall be considered "willful" unless done, or omitted to be done, in bad faith and without reasonable belief that such action or omission was in, or not opposed to, the


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best interests of the Company; (ii) any act or failure to act by the Participant based upon authority given pursuant to a resolution duly adopted by the Board of Directors of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, in good faith and in the best interests of the Company; and (iii) notwithstanding the foregoing, the Participant shall not be deemed to have been terminated with Cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of a majority of the entire Board of Directors of the Company at a meeting of the Board called and held after such reasonable notice to the Participant and at which the Participant has had an opportunity, together with his or her other counsel, to be heard before such Board, finding that in the good faith opinion of such Board, the Participant was guilty of the conduct set forth above and specifying the particulars thereof in detail.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (g) "Committee" shall mean a committee of two members, one of whom shall be selected by and serve at the pleasure of the Board of Directors, and the second of whom shall be the Management Representative.

         (h) "Common Stock" shall mean any series or class of the common stock of the Company.

         (i) "Company" shall mean Rittenhouse Financial Services, Inc., a Delaware corporation, and its successors.

         (j) "Disability" shall mean the inability of a Participant to perform the services normally rendered to his or her Employer due to a physical or mental impairment that can be expected to be of either permanent or indefinite duration, as determined by the Committee, and which results in the Participant's inability to perform his or her normal duties to the Employer.

         (k) "EBITA" shall mean earnings of the Company before interest, income taxes and amortization of goodwill.

         (l) "Effective Date" of an Award shall mean the date of the grant as specified by the Committee.

         (m) "Employer" shall mean the Company with respect to its employees and each RFS Subsidiary with respect to its employees.

         (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (o) "Exercise Price" shall mean the price at which each share of Common Stock covered by a Non-Qualified Stock Option may be purchased.

         (p) "Fair Market Value" of a share of Common Stock shall mean on any Valuation Date, and thereafter until recalculated by the Committee on the next succeeding

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Valuation Date, an amount equal to (x) the EBITA of the Company as determined by the Committee from the financial statements of the Company, adjusted pursuant to Appendix A to this Plan, multiplied by (y) the Multiple, as determined by the Committee on the relevant Valuation Date, divided by (z) the number of shares of Common Stock outstanding on the relevant Valuation Date calculated including as shares of Common Stock any such shares issuable upon exercise of all Options that are vested, outstanding and unexercised as of such date.

         (q) "GAAP" shall mean generally accepted accounting principles as used in the United States of America as in effect at the time any act requiring the application of GAAP is performed.

         (r) "Management Representative" shall mean (i) Richard Hughes, so long as he is employed in an executive capacity with the Company or any of its Affiliates and agrees to serve as such, or (ii) at any time that Richard Hughes is not employed in an executive capacity by the Company or any of its Affiliates or does not agree to serve as the Management Representative, the person selected by the employees of the Company then serving as members of the Company's Executive Committee from among William Conrad, Michael Lewers and John Waterman so long as such selected person is employed in an executive capacity with the Company or any of its Affiliates and agrees to serve as such; provided, however, that in the event that at any time no person meets the above requirements to serve as the Management Representative, the Management Representative shall be such other person selected by the employees of the Company then serving as members of the Company's Executive Committee.

         (s) "Multiple" shall mean the multiple of EBITA fixed by the Committee on a given Valuation Date for purposes of calculating the Fair Market Value of the Common Stock on such Valuation Date, which multiple shall be determined by the Committee giving due regard to the Company's performance during the prior fiscal year and including a qualitative assessment of risk.

         (t) "Non-Qualified Stock Option" or "Option" shall mean a right to purchase a specified number of shares of Common Stock at a specified price, which is not intended to comply with the terms and conditions for a tax-qualified stock option as set forth in Section 422 of the Code, as such section may be in effect from time to time.

         (u) "Participant" shall mean an officer or other key employee of the Company or a RFS Subsidiary who has been granted an Award under the Plan.

         (v) "Plan" shall mean this Rittenhouse Financial Services, Inc. 1997 Equity Incentive Award Plan.

         (w) "Retirement" shall mean the retirement of a Participant from the employment of the Company or a RFS Subsidiary at (i) such Participant's normal retirement date upon reaching age 65, or (ii) such Participant's early retirement with the approval of the Committee.

         (x) "RFS Subsidiary" shall mean any corporation 50% or more of the voting power of which is owned, directly or indirectly, by the Company.

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         (y) "Termination of Employment" shall mean a cessation of the employee-employer relationship between a Participant and an Employer (other than by reason of transfer of the employee to another Employer), or the consummation of a transaction whereby a Participant's Employer (other than the Company) ceases to be a RFS Subsidiary (such consummation, a "Disaffiliation Transaction"). The employment of a Participant who is on an approved leave of absence in excess of two years shall be considered terminated as of the commencement of such leave for all purposes of the Plan.

         (z) "Valuation Date" shall mean with respect to each fiscal year or other period the date fixed by the Committee on which the Committee shall determine the Fair Market Value of the Common Stock applicable until the next succeeding Valuation Date. The Committee shall establish a Valuation Date not less frequently than annually (the "Annual Valuation Date"), beginning in fiscal 1998, which date shall occur as soon as reasonably practicable after the audited financial statements for the prior fiscal year have been prepared and verified.

II.  THE PLAN

2.1 Purposes.

         The purposes of the plan are to enable the Company and RFS Subsidiaries to attract and retain exceptionally qualified officers and other key employees upon whom the sustained growth and profitability of the Company and RFS Subsidiaries will depend in large measure, to provide added incentive for such individuals to enhance the value of the Company for the benefit of its stockholder, and to strengthen the mutuality of interests between Participants and the Company's stockholder by providing equity-based incentive awards. The Plan is intended to achieve these purposes through the award of Non-Qualified Stock Options.

2.2 Administration.

         The Plan shall be administered by the Committee. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or the written consent of a majority of its members. The Committee may (i) delegate to any one or more of the members thereof or to an officer of the Company any of its authority with respect to the Plan, and (ii) authorize any one or more of the members thereof or any officer of the Company to execute and deliver documents on behalf of the Committee.

         Subject to the express provisions of the Plan and the right of the Board of Directors to approve the size of any Award, which approval shall not be unreasonably withheld, the Participant to whom an Award is granted and any usual terms of such Award, the Committee shall have the authority to construe and interpret the Plan, to define the terms used herein, to prescribe, amend and rescind rules and regulations relating to administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee on the foregoing matters shall be conclusive. The duties of the Committee shall include, but shall not be limited to, selecting individuals for participation in the Plan, determining the types, sizes, terms and provisions of Awards (which need not be identical),

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making disbursements and settlements of Awards, determining whether to defer or accelerate the vesting of, or the lapsing of restrictions or risk of forfeiture with respect to, Non-Qualified Stock Options, construing the provisions of the Plan, modifying the terms of any Award, and authorizing the exchange or substitution of Awards; provided, however, that no such modification, exchange or substitution shall be to the detriment of a Participant with respect to any Award previously granted, and provided, further, that in no event shall the Committee be permitted to reduce the Exercise Price of any outstanding Option or to exchange or replace an outstanding Option with a new Option with a lower Exercise Price, except pursuant to Section 4.1. Subject only to compliance with the express provisions of the Plan, the Committee may act in its sole and absolute discretion in performing the duties specifically set forth in the preceding sentence and other duties under the Plan. The Committee shall have the power and authority to appoint and authorize such of the Company's officers or other persons to perform such functions in the execution and administration of the Plan (other than the interpretation of the Plan and the adoption of rules governing its execution and administration) as the Committee shall determine from time to time. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder.

2.3 Participation.

         Officers and other full-time salaried employees of the Company or a RFS Subsidiary, including those who also serve as directors of the Company or a RFS Subsidiary, shall be eligible to participate in the Plan upon selection and approval by the Committee. Participation on the Committee shall not preclude any person otherwise eligible to receive an Award hereunder from being eligible to receive such an Award. The Committee may, in its discretion, delegate to officers of the Company the authority to select individuals for participation in the Plan and to whom Awards may be granted. Directors who are not officers or employees of the Company or a RFS Subsidiary are not eligible to participate in the Plan. An individual who has received Awards may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Awards granted under the Plan may be terminated or forfeited upon the occurrence of such events or in such circumstances, including at or following a Participant's Termination of Employment, as the Committee shall specify.

2.4 Shares Reserved for Plan.

         (a) The total number of shares of Common Stock reserved and available for issuance in connection with Awards under the Plan shall be that number determined by the Committee in accordance with the Plan on September 4, 1997, all of which shall be Common Stock. Except as contemplated by the provisions of
Section 4.1(a) hereof, the Committee shall not increase the number of shares available for issuance in connection with Awards under the Plan or to any one individual as set forth above. In no event shall Awards be outstanding at any one time that have resulted or could result in the issuance of a number of shares of Common Stock in excess of the number then remaining reserved and available for issuance under the Plan. If any shares of Common Stock subject to an Award are forfeited or such Award otherwise terminates without a distribution of shares to the Participant, any shares counted against the number


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of shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for Awards under the Plan.

         (b) Notwithstanding the foregoing, Awards granted through the assumption of, or in substitution or exchange for, similar awards in connection with the acquisition of another corporation or business entity shall not be counted for purposes of applying the above limitations on numbers of shares available for Awards generally or any particular kind of Award under the Plan.

         (c) Any shares of Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

III.  AWARDS UNDER THE PLAN

3.1  In General.

         (a) Non-Qualified Stock Options may be awarded in accordance with the provisions of the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan; provided, however, that in no event shall Non-Qualified Stock Options be awarded following the three-month period commencing on the date of the effectiveness of this Plan, except for grants made during each of the seven-day periods commencing on the first, second and third Annual Valuation Dates following the effectiveness of this Plan. Awards granted under the Plan may be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any RFS Subsidiary or any other right of a Participant to receive payment from the Company or any RFS Subsidiary.

         (b) After the Committee has approved the grant of an Award to a Participant and established the applicable terms and conditions of the Award applicable to such Participant, such Participant shall be given written confirmation of such Award.

         (c) All shares of Common Stock available for Awards hereunder shall have been the subject of the grant of an Award hereunder not later than the third anniversary of the effective date of this Plan. If such condition is not satisfied, the Committee shall grant Options for that number of shares of Common Stock then remaining available for Awards hereunder not theretofore subject of an Award hereunder, pro rata based on the number of Options theretofore granted thereto, to each employee of the Company who, on such third anniversary date, is still an employee of the Company or any of its subsidiaries, who was an employee of any of the Company or any of such subsidiaries immediately prior to the effective date of this Plan and to whom one or more Options have theretofore been granted under this Plan.

3.2 Non-Qualified Stock Options.

         All Non-Qualified Stock Options granted pursuant to the Plan shall be in such form as the Committee shall from time to time determine and shall be subject to such terms, con-


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ditions, restrictions and limitations as deemed appropriate by the Committee and, in addition, to the following terms and conditions:

         (a) All Non-Qualified Stock Options awarded under the Plan shall represent the right to purchase whole or fractional shares of Common Stock.

         (b) The Exercise Price for each share of Common Stock covered by a Non-Qualified Stock Option shall be no less than the Fair Market Value of the Common Stock on the Effective Date of the Award as determined and fixed by the Committee on the relevant Valuation Date and shall be set forth in the related Stock Option Agreement; provided, however, that in no event shall the Exercise Price be less than the par value of the Common Stock.

         (c) Each Non-Qualified Stock Option awarded under the Plan shall be evidenced by a Stock Option Agreement in a form approved by the Committee, to be executed between the Company and the person to whom such Option is granted, which Stock Option Agreement shall set forth the number of Options granted and the Exercise Price with respect thereto.

         (d) The term of each Non-Qualified Stock Option shall be not more than four years from the date of grant, as the Committee shall determine, subject to earlier termination as provided in Section 3.2(h).

         (e) Except as otherwise provided in this Section 3.2 or Section 4.1(b), Non-Qualified Stock Options awarded to a Participant shall become exercisable on such date or dates, and subject to such conditions, as specified by the Committee in connection with the grant thereof. Any shares covered by an exercisable Option that are not purchased on an applicable installment date may be purchased at any time thereafter prior to the final expiration of the Option.

         (f) Subject to the terms and conditions of the Option, during its term an Option may be exercised only by the optionee, by a legal representative upon the incapacity of the optionee or by the Beneficiary upon the death of the optionee, by giving written notice of exercise to the Company prior to expiration of the Option, specifying the number of shares to be purchased and accompanied by the payment of the aggregate Exercise Price therefor.

         (g) The aggregate Exercise Price for all shares purchased pursuant to exercise of an Option shall be paid for at the time of such purchase and prior to the delivery of said shares either in cash or by check, bank draft or money order payable to the order of the Company.

         (h) Except as otherwise specified by the Committee at the time of grant, in the event of Termination of Employment of an optionee other than by reason of the optionee's death, Disability or Retirement, or by the Employer without Cause, any Options previously awarded, vested or unvested, to such optionee that have not become exercisable as of the date of Termination of Employment shall be forfeited, and all other Options that are exercisable but have not been exercised as of the date of Termination of Employment shall be exercisable for a period of 5 days following the date of Termination of Employment (but not after the expiration date of the

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Option) and shall, if not theretofore exercised, terminate upon the expiration of such 5-day period. If Termination of Employment is by reason of the death, Disability or Retirement of the optionee, or by the Employer without Cause, any Options not exercised as of the date of Termination of Employment (including Options that are otherwise not yet exercisable) may be exercised by the optionee or the optionee's Beneficiary pursuant to their terms and the provisions of this Plan.

         (i) The grant and exercise of Options hereunder shall be subject to all applicable rules and regulations of governmental authorities. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares thereunder, the Company's obligation to deliver shares upon exercise shall be conditioned upon such listing, registration, qualification, consent or approval, which the Company shall use its reasonable best efforts to obtain, but which shall have been effected or obtained free of any material conditions not acceptable to the Committee.

         (j) The holder of an Option granted under this Plan shall have no rights as a stockholder with respect to any shares of Common Stock covered by such Option until the date payment of the Exercise Price for such Option is tendered to the Company pursuant hereto.

         (k) Each Option granted under this Plan (i) shall be exercisable solely during a single 30-day period (unless extended at the sole discretion of the Committee) immediately following a single Annual Valuation Date determined and fixed by the Committee at the time of grant and set forth in the related Stock Option Agreement and shall vest on the January 1st last preceding such Annual Valuation Date, and (ii) shall expire, to the extent not theretofore exercised, as of the termination of the 30-day exercise period (unless extended at the sole discretion of the Committee) referred to above; provided, however, that with respect to each Participant as to whom the Company is unable to arrange for commercially reasonable financing as contemplated under Section 3.2(m) in sufficient time to allow such Participant to exercise his or her exercisable Options during the 30-day exercise period referred to above applicable thereto, such exercise period with respect to such unexercised Options shall be automatically extended for an additional 30 days.

         (l) Each Option granted under this Plan shall provide that the holder thereof shall have the right to request in writing that the Company register for sale under the Securities Act of 1933, as amended, and subject to the terms of the following paragraph, all, but not less than all, of the shares of Common Stock issued to such holder upon exercise of such Option or otherwise acquired by such holder, in each case, prior to the date of delivery of such request, which request may be made at any time following the six-month period commencing on the date of issuance or other acquisition of the share of Common Stock last issued thereto or acquired thereby, and which registration shall be effective within four months of the date such request is delivered to the Company; provided, however, that the Company shall not be obligated to so register such shares if the Company agrees, or a designee of the Company agrees, in each case by

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written notice to such requesting holder delivered within 30 days of the date the request for such registration is received by the Company from such holder, to purchase all of such shares of such holder at a price per share equal to the Fair Market Value determined on the Current Valuation Date or the Special Valuation Date (as such terms are defined below), as the case may be, pursuant to this Section 3.2(l), and such holder shall be obligated to sell such shares to the Company, or its designee, on such terms within five business days of the Company delivering such written notice to such holder of the Company's determination to purchase and not register such shares pursuant to the foregoing provisions. The Company shall advise the Committee whenever it receives a request for registration in accordance with the terms of this Section 3.2(l), and, unless there has been a Valuation Date at which the Fair Market Value has been determined within 30 days of the date such request is received by the Company (the "Current Valuation Date"), the Committee shall establish a Valuation Date within ten days of receipt of such request (the "Special Valuation Date") for purposes of determining the Fair Market Value.

         If neither the Company nor any designee of the Company elects to purchase the shares of Common Stock of a holder subject to a request made in accordance with the terms set forth above, the Company shall cause such shares of Common Stock to which the request relates to be registered and sold, at such holder's option, in an underwritten public offering of such shares. The Company shall bear all costs and expenses of any such underwritten public offering and shall enter into an underwriting agreement that requires the underwriter to purchase such shares at a price per share which is not less than the Fair Market Value as determined at the Current Valuation Date or the Special Valuation Date, as the case may be. Without limiting the generality of the foregoing, the Company and/or one of its affiliates may act as the underwriter contemplated by this Section 3.2(l), subject to the otherwise applicable terms and conditions hereof.

         (m) The Company will use its reasonable best efforts to assist persons granted Options hereunder in arranging commercially reasonable financing of the Exercise Price of their Options on a timely basis, such that a Participant will have available the funds needed to exercise such Participant's Options as such Options become exercisable hereunder and pursuant to their terms, and, at the request of a Participant, of any estimated quarterly tax payments and withholding taxes due upon exercise thereof, which financing is expected to be collateralized by the Common Stock issuable upon exercise of the respective Options.

         (n) The Company shall permit each Participant who so elects prior to, or contemporaneously with, the exercise of any Option hereunder to satisfy the applicable tax withholding obligations related to the exercise of such Option by having the Company withhold that number of whole or fractional shares otherwise issuable upon such exercise as have a Fair Market Value at least equal to the amount of such required withholding and to remit, or cause to be remitted, an amount in cash equal to the Fair Market Value of the shares of Common Stock so withheld to the appropriate governmental authorities.


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IV.  OTHER PROVISIONS

4.1  Adjustments Upon Corporate Changes.

         (a) Without limiting the provisions of Section 4.1(b), in the event that (i) the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company upon a reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise, or (ii) the Company makes any extraordinary distribution of cash or property on the Common Stock, the Committee shall make an appropriate and proportionate adjustment in the number and kind of shares reserved and available for issuance under the Plan and in the number and kind of shares subject to outstanding Non-Qualified Stock Options and the Exercise Price thereof so as to prevent any dilution or enlargement of a Participant's rights under this Plan.

         (b) Subject to the approval of the Board of Directors, which approval shall not be unreasonably withheld, the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or any RFS Subsidiary or the financial statements of the Company or any RFS Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that no such modification shall be made to the detriment of a Participant with respect to any Award previously granted.

4.2  Rights of Participants and Beneficiaries.

         (a) Nothing contained in the Plan (or in any documents evidencing an Award) shall confer upon any Participant any right to continue in the employ of his or her Employer or constitute any contract or agreement of employment or interfere in any way with the right of such Employer to reduce such Participant's compensation from the rate in effect at the time of an Award or to terminate such Participant's employment with or without cause, but nothing contained herein or in any document evidencing an Award shall affect any other contractual rights of a Participant. No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants.

         (b) All settlements of Awards shall be made hereunder only to the Participant or his or her Beneficiary entitled thereto pursuant to the Plan. Neither the Company nor any RFS Subsidiary shall be liable for the debts, contracts, or engagements of any Participant or his or her Beneficiary, and rights relating to Awards under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of an Employer; nor shall any Participant or his or her Beneficiary have any right to assign, pledge or hypothecate any benefits or rights hereunder.

4.3 Governing Law.

         This Plan and documents evidencing Awards or rights relating to Awards shall be construed, administered and governed in all respects under and by the laws of the State of Dela-

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ware. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

4.4 Withholding.

         The Company may require, as a condition to issuing or delivering shares of Common Stock, that the Participant pay to the Company any sums that may be required to satisfy any applicable withholding tax, in accordance with procedures established by the Committee. Except as contemplated by the preceding sentence, the Company shall have no obligation to advise any Participant of the existence of any tax or the amount which the Company will be required to withhold.

4.5 Amendment of Plan and Awards.

         Notwithstanding anything herein to the contrary, the Board of Directors may, at any time and from time to time, amend or modify any of the provisions of the Plan and the terms and provisions of any Awards theretofore made to Participants which have not been settled; provided, however, that any such amendment or modification of the Plan shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or quoted; and provided, further, that, without the consent of an affected Participant, no amendment or modification of the Plan or any outstanding Award may impair the rights of such Participant under any Award theretofore granted.

4.6 Unfunded Status of Awards.

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, shares of Common Stock, other Awards, or other property pursuant to any Award or to provide other benefits, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of any trust established under the Plan may be authorized to dispose of trust assets and reinvest proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

4.7 Effective Date.

         This Plan shall be effective as of 12:02 a.m. on September 1, 1997 and shall remain in effect until such time as no shares remain reserved and available for issuance and the Company has no further obligation with respect to any Award granted under the Plan.


                                      -11-